UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   July 13, 2000

                          BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)
             TEXAS                   1-10560                      74-2211011
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                               77515
(Address of principal executive offices)                            (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (979) 849-6550
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following material is filed as an exhibit to this Current Report on Form 8-K/A.

EXHIBIT
NUMBER                                     DESCRIPTION
-------                                    -----------
   2 Asset Purchase Agreement by and between Benchmark Electronics AB and Flextronics International Sweden AB

                                        1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BENCHMARK ELECTRONICS, INC.

                                          By: /s/ GAYLA J. DELLY
                                                  GAYLA J. DELLY
                                                    TREASURER

     Dated: July 31, 2000

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                     DESCRIPTION
-------                                    -----------
   2 Asset Purchase Agreement by and between Benchmark Electronics AB and Flextronics International Sweden AB